EXHIBIT 1

Joint Filing Agreement

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is inaccurate.

Dated: February 14, 2022

DEER IX & CO. LTD.

By:	/s/ Scott Ring
Name: Scott Ring
Title: General Counsel

DEER IX & CO. L.P.

By: Deer IX & Co. Ltd, its General Partner

By:	/s/ Scott Ring
Name: Scott Ring
Title: General Counsel

BESSEMER VENTURE PARTNERS IX L.P.

BESSEMER VENTURE PARTNERS IX INSTITUTIONAL L.P.

By: Deer IX & Co. L.P., its General Partner

By: Deer IX & Co., Ltd., its General Partner

By:	/s/ Scott Ring
Name: Scott Ring
Title: General Counsel

DEER X & CO. LTD.

By:	/s/ Scott Ring
Name: Scott Ring
Title: General Counsel

DEER X & CO. L.P.

By: Deer X & Co. Ltd, its General Partner

By: /s/ Scott Ring
Name: Scott Ring
Title: General Counsel

BESSEMER VENTURE PARTNERS CENTURY FUND L.P.

BESSEMER VENTURE PARTNERS CENTURY FUND INSTITUTIONAL L.P.

By: Deer X & Co. L.P., its General Partner

By: Deer X & Co., Ltd., its General Partner

By: /s/ Scott Ring
Name: Scott Ring
Title: General Counsel

DEER VIII & CO. LTD.

By:	/s/ Scott Ring
Name: Scott Ring
Title: General Counsel

DEER VIII & CO. L.P.

By: Deer VIII & Co. Ltd, its General Partner

By: /s/ Scott Ring
Name: Scott Ring
Title: General Counsel

BESSEMER VENTURE PARTNERS VIII INSTITUTIONAL L.P.

By: Deer VIII & Co. L.P., its General Partner

By: Deer VIII & Co., Ltd., its General Partner

By: /s/ Scott Ring
Name: Scott Ring
Title: General Counsel

15 ANGELS II LLC

By:	/s/ Scott Ring
Name: Scott Ring
Title: Authorized Person